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                                                                    Exhibit 10.8

NSO1- X                                                        ((Shares)) Shares

                                NAVISITE, INC.
                Amended and Restated 1998 Equity Incentive Plan
                Executive Non-Statutory Stock Option Agreement


     NaviSite, Inc. (the "Company"), a Delaware corporation, hereby grants to the person named below (the "Optionholder") an option to purchase shares of common stock, $0.01 par value per share (the "Common Stock"), of the Company (the "Option") in consideration for, and subject to, the Optionholder's agreement to the terms and conditions of this Agreement:

     Name of Optionholder:    ((First)) ((Last))

     Address:                 ((Address))
                              ((City)), ((State)) ((Zip))

     Social Security No.:     ((Social))

     Option Price per Share:  ((Price))

     Number of Shares:        ((Shares))

     Date of Grant:           ((Date))

     Vesting Date:            Eight equal quarterly cumulative installments of
                              1/8/th/ of the Number of Shares commencing with the quarter ending June 30, 2001.

     Expiration Date:         ((Expires))

     1.   Key Definitions.
          ---------------

     As used herein, the following terms shall have the following respective meanings:

          1.1  "Change in Control" means an event or occurrence set forth in
                -----------------
any one or more of subsections (a) through (e) below (including an event or occurrence that constitutes a Change in Control under one of such subsections but is specifically exempted from another such subsection):

               (a) the acquisition by an individual, entity or group (within the meaning of Section 13(d)(3) or 14(d)(2) of the Securities Exchange Act of 1934, as amended (the "Exchange Act")) (a "Person") of beneficial ownership of any capital stock of the Company if, after such acquisition, such Person beneficially owns (within the meaning of Rule 13d-3 promulgated under the Exchange Act) 25% or more of either (i) the then-outstanding shares of
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common stock of the Company (the "Outstanding Company Common Stock") or (ii) the
combined voting power of the then-outstanding securities of the Company entitled to vote generally in the election of directors (the "Outstanding Company Voting Securities"); provided, however, that for purposes of this subsection (a), the
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following acquisitions shall not constitute a Change in Control: (i) any acquisition directly from the Company (excluding an acquisition pursuant to the exercise, conversion or exchange of any security exercisable for, convertible into or exchangeable for common stock or voting securities of the Company, unless the Person exercising, converting or exchanging such security acquired such security directly from the Company or an underwriter or agent of the Company), (ii) any acquisition by the Company, (iii) any acquisition by any employee benefit plan (or related trust) sponsored or maintained by the Company or any corporation controlled by the Company, or (iv) any acquisition by any corporation pursuant to a transaction which complies with clauses (i) and (ii) of subsection (c) of this Section 1.1; or

          (b) such time as the Continuing Directors (as defined below) do not constitute a majority of the Board of Directors (the "Board") (or, if applicable, the Board of Directors of a successor corporation to the Company), where the term "Continuing Director" means at any date a member of the Board (i) who was a member of the Board on the date of the execution of this Agreement or
(ii) who was nominated or elected subsequent to such date by at least a majority of the directors who were Continuing Directors at the time of such nomination or election or whose election to the Board was recommended or endorsed by at least a majority of the directors who were Continuing Directors at the time of such nomination or election; provided, however, that there shall be excluded from
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this clause (ii) any individual whose initial assumption of office occurred as a result of an actual or threatened election contest with respect to the election or removal of directors or other actual or threatened solicitation of proxies or consents, by or on behalf of a person other than the Board; or

          (c) the consummation of a merger, consolidation, reorganization, recapitalization or statutory share exchange involving the Company or a sale or other disposition of all or substantially all of the assets of the Company in one or a series of transactions (a "Business Combination"), unless, immediately following such Business Combination, each of the following two conditions is satisfied: (i) all or substantially all of the individuals and entities who were the beneficial owners of the Outstanding Company Common Stock and Outstanding Company Voting Securities immediately prior to such Business Combination beneficially own, directly or indirectly, more than 50% of the then-outstanding shares of common stock and the combined voting power of the then-outstanding securities entitled to vote generally in the election of directors, respectively, of the resulting or acquiring corporation in such Business Combination (which shall include, without limitation, a corporation which as a result of such transaction owns the Company or substantially all of the Company's assets either directly or through one or more subsidiaries) (such resulting or acquiring corporation is referred to herein as the "Acquiring Corporation") in substantially the same proportions as their ownership, immediately prior to such Business Combination, of the Outstanding Company Common Stock and Outstanding Company Voting Securities, respectively; and (ii) no Person (excluding the Acquiring Corporation or any employee benefit plan (or related trust) maintained or sponsored by the Company or by the Acquiring Corporation) beneficially owns, directly or indirectly, 25% or more of the then outstanding shares of common stock of the Acquiring Corporation, or of the combined voting power of the then-outstanding securities of such corporation entitled to vote

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generally in the election of directors (except to the extent that such ownership existed prior to the Business Combination); or

               (d) the Company ceases to have a class of securities that is registered pursuant to Section 12(b) or 12(g) of the Exchange Act; or

               (e) the Company ceases to have at least 50 holders of a class of securities that is registered pursuant to Section 12(b) or 12(g) of the Exchange Act.

          1.2  "Change in Control Date" means the first date on which a
                ----------------------
Change in Control occurs. Anything in this Agreement to the contrary notwithstanding, if (a) a Change in Control occurs, (b) the Optionholder's employment with the Company is terminated prior to the date on which the Change in Control occurs, and (c) it is reasonably demonstrated by the Optionholder that such termination of employment (i) was at the request of a third party who has taken steps reasonably calculated to effect a Change in Control or (ii) otherwise arose in connection with or in anticipation of a Change in Control, then for all purposes of this Agreement the "Change in Control Date" shall mean the date immediately prior to the date of such termination of employment.

          1.3  "Cause" means:
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               (a)  the Optionholder's willful and continued failure to
substantially perform her reasonable assigned duties as an executive of the Company (other than any such failure resulting from incapacity due to physical or mental illness or any failure after the Optionholder gives notice of termination for Good Reason), which failure is not cured within 30 days after a written demand for substantial performance is received by the Optionholder from the Board of the Company which specifically identifies the manner in which the Board believes the Optionholder has not substantially performed the Optionholder's duties; or

               (b) the Optionholder's willful engagement in illegal conduct or gross misconduct which is materially and demonstrably injurious to the Company.

     For purposes of this Section 1.3, no act or failure to act by the Optionholder shall be considered "willful" unless it is done, or omitted to be done, in bad faith and without reasonable belief that the Optionholder's action or omission was in the best interests of the Company.

          1.4  "Good Reason" means the occurrence, without the Optionholder's
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written consent, of any of the events or circumstances set forth in clauses (a)
through (f) below. Notwithstanding the occurrence of any such event or circumstance, such occurrence shall not be deemed to constitute Good Reason if, prior to the Date of Termination specified in the Notice of Termination (each as defined in Section 1.6) given by the Optionholder in respect thereof, such event or circumstance has been fully corrected and the Optionholder has been reasonably compensated for any losses or damages resulting therefrom (provided that such right of correction by the Company shall only apply to the first Notice of Termination for Good Reason given by the Optionholder).

               (a) the assignment to the Optionholder of duties inconsistent in any material respect with the Optionholder's position (including status, offices, titles and reporting

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requirements), authority or responsibilities in effect immediately prior to the earliest to occur of (i) the Change in Control Date, (ii) the date of the execution by the Company of the initial written agreement or instrument providing for the Change in Control or (iii) the date of the adoption by the Board of Directors of a resolution providing for the Change in Control (with the earliest to occur of such dates referred to in the preceding three clauses (i),
(ii) and (iii) as the "Measurement Date"), or any other action or omission by the Company which results in a material diminution in such position, authority or responsibilities;

               (b) a reduction in the Optionholder's annual base salary as in effect on the Measurement Date or as the same was or may be increased thereafter from time to time;

               (c) the failure by the Company to (i) continue in effect any material compensation or benefit plan or program (including without limitation any life insurance, medical, health and accident or disability plan and any vacation or automobile program or policy) (a "Benefit Plan") in which the Optionholder participates or which is applicable to the Optionholder immediately prior to the Measurement Date, unless an equitable arrangement (embodied in an ongoing comparable substitute or alternative plan) has been made with respect to such plan or program, (ii) continue the Optionholder's participation therein (or in such substitute or alternative plan) on a basis not materially less favorable, both in terms of the amount of benefits provided and the level of the Optionholder's participation relative to other participants, than the basis existing immediately prior to the Measurement Date or (iii) award cash bonuses to the Optionholder in amounts and in a manner substantially consistent with past practice in light of the Company's financial performance;

               (d) a change by the Company in the location at which the Optionholder performs her principal duties for the Company to a new location that is both (i) outside a radius of 35 miles from the Optionholder's principal residence immediately prior to the Measurement Date and (ii) more than 20 miles from the location at which the Optionholder performed her principal duties for the Company immediately prior to the Measurement Date; or a requirement by the Company that the Optionholder travel on Company business to a substantially greater extent than required immediately prior to the Measurement Date;

               (e) a purported termination of the Optionholder's employment which is not effected pursuant to a Notice of Termination satisfying the requirements of Section 1.6; or

               (f) any failure of the Company to pay or provide to the Optionholder any portion of the Optionholder's compensation or benefits due under any Benefit Plan within 20 days of the date such compensation or benefits are due, or any material breach by the Company of this Agreement or any employment agreement with the Optionholder.

          The Optionholder's right to terminate her employment for Good Reason shall not be affected by her incapacity due to physical or mental illness.

          1.5  "Fair Market Value" means
                -----------------

               (a) with respect to property other than Common Stock, the fair market value of such property as determined by the Committee (as defined in Section 2) in good faith or in the manner established by the Committee from time to time, and

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               (b) with respect to Common Stock, the value determined by the
Board in good faith, provided that if the Common Stock is then quoted on the Nasdaq National Market ("Nasdaq") or traded on any national securities exchange or other interdealer quotation system, then the fair market value of a share of Common Stock shall be the closing price for the Common Stock as reported by Nasdaq, or the principal exchange on which the Common Stock is then traded, on the last preceding trading day.

          1.6  "Notice of Termination" means the required written notice of any
                ---------------------
termination of the Optionholder's employment by the Company or by the Optionholder (other than due to the death of the Optionholder) communicated to the other party hereto. Any Notice of Termination shall: (i) indicate the specific termination provision (if any) of this Agreement relied upon by the party giving such notice, (ii) to the extent applicable, set forth in reasonable detail the facts and circumstances claimed to provide a basis for termination of the Optionholder's employment under the provision so indicated and (iii) specify the Date of Termination (as defined below). The effective date of an employment termination (the "Date of Termination") shall be the close of business on the date specified in the Notice of Termination (which date may not be less than ten days or more than 120 days after the date of delivery of such Notice of Termination), in the case of a termination other than one due to the Optionholder's death, or the date of the Optionholder's death, as the case may be. In the event the Company fails to satisfy the requirements of Section 1.6 regarding a Notice of Termination, the purported termination of the Optionholder's employment pursuant to such Notice of Termination shall not be effective for purposes of this Agreement.

     2.   Non-Statutory Option; Plan Incorporated by Reference.  This Option is
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a non-qualified stock option and shall not be treated as an Incentive Stock
                                       ---
Option under Section 422 of the Internal Revenue Code, as amended (the "Code"). This Option is issued pursuant to the terms of the Company's Amended and Restated 1998 Equity Incentive Plan (the "Plan") and may be amended as provided in the Plan. Capitalized terms used and not otherwise defined in this Agreement have the meanings given to them in the Plan. This Agreement does not set forth all of the terms and conditions of the Plan, which are incorporated herein by reference. The Board may appoint one or more committees each comprised of at least two members of the Board to administer the Plan (the "Committee"). The Committee's determinations regarding the operation of the Plan are final and binding. If the Board does not appoint a Committee to administer the Plan, all references herein to the Committee shall mean the Board. The Optionholder hereby acknowledges receipt of a copy of the Plan.

     3.   Non-Competition Agreement.  The Optionholder agrees that during
          -------------------------
Optionholder's employment with the Company and for 12 months thereafter, the Optionholder will not (i) as an individual, proprietor, partner, stockholder, officer, employee, director, consultant, joint venturer, investor, lender, or in any other capacity whatsoever (except as the passive holder of not more than one percent of the total outstanding stock of a publicly-held company), engage anywhere in the world in the business of developing, producing, marketing or selling products or services competitive with any kind or type of products or services which were developed or were being (or were planned to be) developed, produced, marketed or sold by the Company while the Optionholder was employed by, or under a consulting relationship with, the Company; or (ii) recruit, solicit or induce, or attempt to induce, any employee of or consultant to the Company to terminate his or her employment with, or otherwise cease any relationship with,

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the Company; or (iii) solicit, divert or take away, or attempt to divert or take away, any business of any of the clients, customers or accounts of the Company which were contacted, solicited or served by the Company at any time during the 12 month period preceding the termination of the Optionholder's employment or consulting relationship. If any restriction set forth in this Section 3 is found by any court to be unenforceable because it extends for too long a period of time, or over too great a range of activities, or over too broad a geographic area, the restriction shall be interpreted to extend only over the maximum period of time, range of activities or geographic area which the court finds to be enforceable. The Optionholder acknowledges that the restrictions contained in this Section 3 are appropriate for the protection of the business and goodwill of the Company and are considered by the Optionholder to be reasonable for such purpose.

     4.   Option Price.  The price to be paid for each share of Common Stock
          ------------
issued upon exercise of the whole or any part of this Option is the Option Price per Share as set forth above.

     5.   Exercisability Schedule.  This Option will become exercisable in eight
          ------------------------
equal quarterly cumulative installments of 1/8/th/ of the Number of Shares commencing with the quarter ending June 30, 2001. In the event of a Change in Control, this Option shall become exercisable for an additional 50% of the Number of Shares as to which such Option was not yet exercisable as of the Change in Control Date. This Option shall expire on the Expiration Date as set forth above. This Option shall not be exercisable with respect to any fractional share, nor as to any shares after the Expiration Date.

     6.   Method of Exercise.  To exercise this Option, the Optionholder shall
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deliver written notice of exercise to the Company specifying the number of shares with respect to which the Option is being exercised accompanied by payment of the Option Price per Share for such shares in cash, by certified check or in such other form, including shares of Common Stock of the Company valued at their Fair Market Value on the date of delivery or a payment commitment of a financial or brokerage institution, as the Committee may approve. Promptly following such notice, the Company will deliver to the Optionholder a certificate representing the number of shares with respect to which this Option is being exercised.

     7.   Rights as a Stockholder, Employee or Consultant.  The Optionholder
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shall not have any rights in respect of shares as to which this Option shall not have been exercised and payment made as provided above. The Optionholder shall not have any rights to continued employment or consulting with the Company or any business entity in which the Company owns directly or indirectly 50% or more of the total voting power or has a significant financial interest as determined by the Committee (an "Affiliate") by virtue of the grant of this Option.

     8.   Recapitalization, Mergers, Etc.  As provided in the Plan, in the event
          -------------------------------
of corporate transactions affecting the Company's outstanding Common Stock, the Committee shall equitably adjust the number and kind of shares subject to this Option and the exercise price hereunder or make provision for a cash payment.
If such transaction involves a consolidation or merger of the Company with another entity, the sale or exchange of all or substantially all of the assets of the Company or a reorganization or liquidation of the Company, then in lieu of the foregoing, the Committee may upon written notice to the Optionholder provide that this Option shall terminate on a date not less than 20 days after the date of such notice unless theretofore exercised.

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     9.   Option Not Transferable.  This Option is not transferable by the
          -----------------------
Optionholder otherwise than by will or the laws of descent and distribution, and is exercisable, during the Optionholder's lifetime, only by the Optionholder. The naming of a Designated Beneficiary (as defined below) does not constitute a transfer. "Designated Beneficiary" means the beneficiary designated by the Optionholder, in a manner determined by the Committee, to receive amounts due or exercise rights of the Optionholder in the event of the Optionholder's death.
In the absence of an effective designation by the Optionholder, "Designated Beneficiary" shall mean the Optionholder's estate.

     10.  Exercise of Option After Termination of Employment.  If the
          --------------------------------------------------
Optionholder's status as an employee of or consultant to (a) the Company, (b) an Affiliate, or (c) a corporation (or parent or subsidiary corporation of such corporation) issuing or assuming a stock option in a transaction to which
Section 424(a) of the Code applies, is terminated for any reason other than (a) as a result of a disability (within the meaning of Section 22(e)(3) of the Code), (b) death, (c) by the Company whether for Cause or not for Cause, or (d) by the Optionholder for Good Reason, the Optionholder may exercise the rights which were available to the Optionholder at the time of such termination only within one month following the date of termination. If such status is terminated (a) as a result of a disability, (b) by the Company not for Cause, or
(c) by the Optionholder for Good Reason, the Optionholder may exercise the rights which were available to the Optionholder at the time of such termination within six months following the date of termination. Upon the death of the Optionholder, his or her Designated Beneficiary shall have the right, at any time within 12 months after the date of death, to exercise in whole or in part any rights that were available to the Optionholder at the time of death. If an Optionholder's employment or consulting relationship with the Company or any Affiliate is terminated for Cause, all such Optionholder's options shall terminate immediately and be of no further force or effect. Notwithstanding the foregoing, no rights under this Option may be exercised after the Expiration Date. The aforesaid one month, six month and 12 month periods may be extended by the Committee in its sole discretion up to the Expiration Date of the option. Whether authorized leaves of absence or absence on military or governmental service may constitute termination for purposes of the Plan shall be conclusively determined by the Committee. Nothing in the Plan or in any option granted thereunder shall be deemed to give the Optionholder the right to continue his or her employment or consulting with the Company or any of its Affiliates or shall be deemed to interfere in any way with the right of the Company to terminate any Optionholder's employment or consulting relationship at any time and for any reason. Options granted under the Plan shall not be affected by any change of employment or consulting among the Company and its Affiliates so long as the Optionholder continues to have an employment or consulting relationship with the Company or one of its Affiliates.

     11.  Compliance with Securities Laws.  It shall be a condition to the
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Optionholder's right to purchase shares of Common Stock hereunder that the
Company may, in its discretion, require (a) that the shares of Common Stock reserved for issue upon the exercise of this Option shall have been duly listed, upon official notice of issuance, upon any national securities exchange or automated quotation system on which the Company's Common Stock may then be listed or quoted, (b) that either (i) a registration statement under the Securities Act of 1933, as amended (the "Securities Act"), with respect to the shares shall be in effect, or (ii) in the opinion of counsel for the Company, the proposed purchase shall be exempt from registration under the Securities Act and the Optionholder shall have made such undertakings and agreements with the

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Company as the Company may reasonably require, and (c) that such other steps, if any, as counsel for the Company shall consider necessary to comply with any law applicable to the issue of such shares by the Company shall have been taken by the Company or the Optionholder, or both. The certificates representing the shares purchased under this Option may contain such legends as counsel for the Company shall consider necessary to comply with any applicable law.

     12.  Payment of Taxes.  The Optionholder shall pay to the Company, or make
          ----------------
provision satisfactory to the Company for payment of, any taxes required by law to be withheld with respect to the exercise of this Option. The Committee may, in its discretion, require or permit any other Federal or state taxes imposed on the exercise of this Option or the sale of the shares to be paid by the Optionholder. In the Committee's discretion, such tax obligations may be paid in whole or in part in shares of Common Stock, including shares retained from the exercise of this Option, valued at their Fair Market Value on the date of delivery. The Company and its Affiliates may, to the extent permitted by law, deduct any such tax obligations from any payment of any kind otherwise due to the Optionholder.

NAVISITE, INC.                          OPTIONHOLDER

By:___________________________          By:__________________________
   Name:  Joel B. Rosen                    Name:
   Title: Chief Executive Officer
          and President

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